UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 13,
                              2007 (MARCH 7, 2007)

                             SYSVIEW TECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           90-0251401
(State or other jurisdiction of                             (I.R.S.Employer)
 incorporation or organization)                          Identification Number)


                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                              408-436-9888 EXT. 207
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


         Effective March 7, 2007, Ms. Lai Ming Lau resigned from the Company's board of directors.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

         None.
                                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Sysview Technology has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SYSVIEW TECHNOLOGY, INC.



Date: March 13, 2007
                                          /S/ DARWIN HU
                                          -------------
                                          Darwin Hu, Chairman and
                                          Chief Executive Officer



Date: March 13, 2007
                                          /S/ WILLIAM HAWKINS
                                          -------------------
                                          William Hawkins,
                                          Acting Chief Financial Officer
                                          Chief Operating Officer and Secretary